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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2001


                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-29299                                         41-1457090
(Commission File Number)                      (IRS Employer Identification No.)


                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 944-7777
              (Registrant's telephone number, including area code)


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Item 4.           Changes in Registrant's Certifying Accountant.

         Effective July 30, 2001, Virchow, Krause & Company, LLP was engaged as the Registrant's independent accounting firm.

         The decision to engage Virchow, Krause & Company, LLP as the Registrant's accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

         Virchow, Krause & Company, LLP acted as the independent accounting firm for the Registrant prior to the merger of the Registrant (which was then known as Minnesota American, Inc.) with CorVu Corporation. The Registrant did not consult Virchow, Krause & Company, LLP on any matter during its two most recent fiscal years or any later interim period.

         Information relating to the resignation of the Registrant's former accountant, KPMG LLP, was reported on the Registrant's Form 8-K dated June 29, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CORVU CORPORATION


                                   By    /s/ David C. Carlson
                                     -------------------------------------------
Date July 30, 2001                     David C. Carlson, Chief Financial Officer